Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.23AJ

FORTY-FOURTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This FORTY-FOURTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of the date last signed below (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.

Customer desires to use and CSG agrees to provide Customer with the Event Processing System (“EPS”) and Event Reporting System (“ERS”).  Therefore, SCHEDULE A, “Services” of the Agreement is hereby AMENDED by adding “Event Processing System/Event Reporting System” to the list of Additional Services and by adding the following description to EXHIBIT A-5 to the section entitled “Additional Services” as follows:

CSG’s Event Processing System (EPS)/Event Reporting System (ERS).  EPS/ERS are mediation and rating systems for Customer usage processing within the CSG service bureau.  EPS provides usage mediation, validation, processing, aggregation, augmentation, guiding, multiple output files, and/or rating for event records that can include usage and adjustments to apply to billing or external usage storage applications as needed by Customer.  ERS provides storage, reporting, event logs, validation, and statistics for up to *** (*) ****** of processed usage.  ERS provides reports in multiple formats and works only in conjunction with EPS usage processing.

2.	As a result, SCHEDULE F, “FEES,” CSG SERVICES, of the Agreement is hereby AMENDED to add a new Section XIV entitled “Event Processing System/Event Reporting System” as follows:

CSG SERVICES

XIV.  Event Processing System/Event Reporting System (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.Usage Interface – initial startup, implementation, and configuration (per *********, ** ** * **** ************ and * ********** ***********) (Note 2) (Note 3)(Note 4)	*** *******	$**********
2.Rating, Gating, and Filtering
a.Processing of required Records (per record rated, gated, or filtered)
▪MINIMUM ********* Records (all records rated, gated, or filtered)	*******	$********
▪********* to ********** Records (per record rated, gated, or filtered)	*******	$******
▪********** to ********** Records (per record rated, gated, or filtered)	*******	$******
▪********** and ******* Records (per record rated, gated, or filtered)	*******	$******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

3.Implement non-PDB components for Reporting and A/R Segmentation (in support of Customer’s need to distinguish regulated and non-regulated services) (Note 6)	*** *******	$*********
4.******* subscription fee per subscriber (Note 5)
a.Up to ****** subscribers	*******	$****
b.Greater than ****** subscribers	*******	$****

Note 1: Pricing is limited to pre-rated Call Detail Records

Note 2:  Additional configuration of EPS/ERS beyond initial implementation will require a SOW at an hourly rate of $*******.

Note 3: ACP configuration for voice service code set up will be billable as *** and is not included in the implementation fee.

Note 4: Any changes to the customer statement shall be handled via a separate SOW and is not contemplated in the above fees.

Note 5:  Fees apply only to the reporting and A/R segmentation.  In addition to the fees provided above, the existing Active Subscriber fees as outlined in Schedule F “Fees” will continue to apply.

Note 6:  Fees apply only to reporting and A/R segmentation.  Should additional functionality be required (i.e. Provisioning Data Base), an additional SOW shall be required.

3.

Once Customer has been invoiced for the Usage Interface implementation fee in Section XIV Item 1 above, CSG shall make available to Customer a ****** ** *** ******* *******-**** ******** ******* ($**********) to be applied against a **** ********** ******* ******** **************.  The ****** will not be available for the ******* ** ******* ******** *** **** ********* *** ******** ** ** ****** ***** and shall not be ********** ** ********.

4.

SCHEDULE *,  “*********** ********* *** ********” of the Agreement is hereby AMENDED to *** “***** ********** ******/***** ********* ******” as ******* ****, which ******* **** was designated as “********” in the Fortieth Amendment to the Agreement (CSG document number 2501944), as follows:

****  ***** ********** ******/***** ********* ****** (“***/***”).

*** ***** ******* **** ** *** **** ****** ******* ****** ******-**** (**) ***** ** ******* *** *** ****** **** ******** ************ *** **************  ***** ******** ***** *:** ** ******** **** **** ** ********* *** **** ******** ***.

5.	EXHIBIT *-*, “*********** ********” ******* * entitled “******* ***** ******* *** ***** *********** *********” of the Agreement is hereby AMENDED to add the following:

***********/******	**** ** ***********	*******
***/***	*****	$****** *** *** ****** *********** ********

6.	SCHEDULE *, “*** ******** **** ******** ********** / ******** ******** ****” of the Agreement is hereby AMENDED to add Event Processing System/Event Reporting System to the list of **** * ********.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.	CSG SYSTEMS, INC.
By: /s/ John W Swieringa	By: /s/ Joseph T Ruble
Name: John W. Swieringa	Name: Joseph T. Ruble
Title: Senior Vice President and Chief Information Officer	Title: EVP,CAO & General Counsel
Date: August 29, 2014	Date: 2 Sept 2014